UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2016

Sancon Resources Recovery, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50760	58-2670972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Nan Fung Tower, Suite 6/F

88 Connaught Road Central

Central District, Hong Kong

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: + (852) 2868-0668

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered accounting firm

a. On August 3, 2016 the Company received a resignation notice by email from DCWA (formerly Dominic K.F. Chan & Co. and hereinafter referred to as “DCAW”), its independent registered accounting firm.

b. DCAW’s report on the financial statements for the year ended December 31, 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c. Through the period covered by the financial review of financial statements of the annual period ended December 31, 2015, there have been no disagreements with DCAW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DCAW, would have caused them to make reference thereto in their report on the financial statements. Through the interim period through August 3, 2015 (the date of resignation of DCAW), there have been no disagreements with DCAW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DCAW would have caused them to make reference thereto in their report on the financial statements.

d. We have authorized DCAW to respond fully to the inquiries of the successor accountant.

e. During the interim period through August 3, 2016, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f. We provided DCAW with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that DCAW furnish a letter addressed to the SEC stating whether or not DCAW agrees with the statements noted above. DCAW has not responded to the request of the Company so we are unable to file a letter as Exhibit 16.1 from DCAW stating whether or not DCAW disagrees with the statements in this Report.

(b)	Engagement of New Accountant

On August 12, 2016, the Company engaged Anthony Kam & Associates Ltd. ("AKAM"), as its new independent registered public accountant. During the year ended December 31, 2015, and prior to August 12, 2016 (the date of the new engagement), we did not consult with AKAM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by AKAM, in either case where written or oral advice provided by AKAM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2016	SANCON RESOURCES RECOVERY, INC.

	By:	/s/ Stephen Tang
Name: Stephen Tang Title: Chief Executive Officer

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